----------------------------------------------------
LIBERTY CALIFORNIA TAX-EXEMPT FUND Annual Report
----------------------------------------------------

JANUARY 31, 2001




                               [Graphic Omitted]

President's Message

DEAR SHAREHOLDER:

The year ended January 31, 2001 was generally a productive one for U.S. bond markets. Many of the major bond indexes chalked up 12-month total returns of 11%, 13% or more.(1) Since inflation remained relatively tame during 2000, real (i.e., inflation-adjusted) total returns for many bonds reached and even exceeded 8.5%.

Municipal bonds struggled early in the fiscal year, as rising interest rates and inflationary pressures troubled the market. But as the economy slowed to a more reasonable growth rate, the municipal market rallied, finishing the year on a strong note. Additionally, states continued to generate budget surpluses and issue less debt, which was a positive factor in the municipal bond supply/demand equation.

We owe these favorable results to volatile U.S. interest rates, a fast reduction in U.S. economic growth, and moderate rates of inflation. On the following pages, you'll find facts on these market-shaping forces and how they teamed up to produce a bull market for bonds. You'll also find information on how your Fund's portfolio manager steered the Fund to its own double-digit total returns.

Years like this, in which bonds outperform stocks by a wide margin, do not occur frequently, but they are a major reason why bonds can be important to a well-balanced, long-term investment strategy. History has shown repeatedly that when economic conditions create disarray in the stock market, bonds may perform well. Thanks to this tendency to "zig" when stocks "zag," including bonds in your investment portfolio may help you achieve more consistent performance from year to year.

Whatever your reason for investing in Liberty California Tax-Exempt Fund -- to receive current tax-exempt income, to reduce long-term volatility of your portfolio, or both -- we thank you for giving us the opportunity to serve your investment needs.

     Respectfully,

 /s/ Stephen E. Gibson

     Stephen E. Gibson
     President
     March 14, 2001

--------------------------------
  Not FDIC   May Lose Value
  Insured    No Bank Guarantee
--------------------------------

(1) Source: http://www.wsj.com "Major Bond Indexes" (February 7, 2001)

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

--------------------------------------------------------------------------------
HIGHLIGHTS
--------------------------------------------------------------------------------

o    THE U.S. ECONOMY CHARGED AHEAD, THEN SLOWED DRAMATICALLY

     During the first and second quarters of 2000, the United States' gross domestic product (GDP) grew rapidly, at annualized rates near or exceeding 5%. In the third and fourth calendar quarters, GDP growth slowed dramatically, to annualized rates of just 2.2% and 1.1%, respectively.

o    FEDERAL RESERVE RAISED THEN LOWERED INTEREST RATES BY 1%

     The fast pace of economic expansion early in the period prompted the Federal Reserve to raise key short-term interest rates in February, March and May 2000. The rate increases (totaling 1.0%) acted to curb borrowing and spending by businesses and consumers. However, by the final months of 2000, economic data showed that the economy might be decelerating too quickly. The Fed reversed course in January 2001, lowering short-term rates by 1.0% in order to stimulate the economy.

o    MUNICIPAL BONDS, ESPECIALLY LONGER-TERM ISSUES, DELIVERED STRONG RETURNS

     Initially, the Federal Reserve's interest rate hikes kept upward pressure on yields of short-term municipals, pushing prices down. At the same time, the Fed's actions led investors to believe the economy would slow, thereby keeping inflation in check. Reassured by the continued absence of higher inflation, bond investors allowed yields on long-term bonds to fall, pushing prices higher. Finally, as the economy lost momentum and it looked as though the Fed would ease short-term interest rates, prices for short-term municipals improved. The Lehman Brothers Municipal Bond Index advanced 13.28% between February 1, 2000 and January 31, 2001.

             LIBERTY CALIFORNIA TAX-EXEMPT FUND VS. LEHMAN BROTHERS
  MUNICIPAL BOND INDEX AND LIPPER PEER GROUP CATEGORY AVERAGE 2/1/00 - 1/31/01

Liberty California Tax-Exempt Fund
  Class A shares without sales charge                  16.49%

Lehman Brothers Municipal Bond Index                   13.28%

Lipper California Municipal Debt Funds Category        14.28%

The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the Fund. The total return calculated for the Lipper California Municipal Debt Funds Category was 14.28% for the 12 months ended 1/31/01. The Fund's Class A shares were ranked in the 1st quartile for the 1 year (11 out of 110 funds), in the 1st quartile for the 5 years (5 out of 83 funds), and in the 2nd quartile for 10 years (19 out of 40 funds). Rankings do not include sales charges.
Performance for different share classes will vary with fees associated with each class. Past performance cannot predict future results.

NET ASSET VALUE PER
SHARE AS OF 1/31/01

Class A        $7.68
--------------------
Class B        $7.68
--------------------
Class C        $7.68
--------------------

DISTRIBUTIONS DECLARED
PER SHARE FROM
2/1/00 TO 1/31/01
--------------------
Class A       $0.357
--------------------
Class B       $0.302
--------------------
Class C       $0.324
--------------------

A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and is taxable when distributed.

SEC YIELDS ON 1/31/01

Class A        3.95%
--------------------
Class B        3.38%
--------------------
Class C        3.68%
--------------------

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived certain fund expenses, the SEC yield would have been 3.38% for Class C Shares.

TAXABLE-EQUIVALENT
SEC YIELDS ON 1/31/01

Class A        7.21%
--------------------
Class B        6.17%
--------------------
Class C        6.72%
--------------------

Taxable-equivalent SEC yields are based on the maximum effective 45.22% federal and state income tax rate. This tax rate does not reflect the phaseout of exemptions or the reduction of otherwise allowable deductions that occur when adjusted cross income exceeds certain levels.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------


TOP FIVE SECTORS

                              AS OF               AS OF
                             1/31/00             1/31/01

Local Appropriated            18.0%               18.3%

Special Non-Property Tax      17.7%               16.9%

Refunded/Escrow               14.8%               14.1%

State General Obligation       7.7%                7.1%

Single Family                  5.8%                5.0%

Sector weightings are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these sector breakdowns in the future.

BOUGHT
--------------------------------------------------------------------------------
Expecting that a slower economy would eventually lead to lower yields for bonds, we added discount bonds to the portfolio, including AAA-rated, insured STATE OF CALIFORNIA GENERAL OBLIGATION BOND due in 2029 (1.2% of net assets.) At the time of purchase, the 4.75% coupon on these bonds was below prevailing yields, so we were able to purchase them at an attractive, below-par price.

For the 12 months ended January 31, 2001, Class A shares of Liberty California Tax-Exempt Fund delivered an excellent total return of 16.49% without a sales charge. This compares favorably to a one-year total return of 13.28% for the Lehman Brothers Municipal Bond Index, and a 14.28% total return for the Fund's peer group, as measured by the Lipper California Municipal Debt Funds Category average. We attribute this strong performance to favorable market conditions, a strong economy in California, and the maturity, coupon and call structures of the Fund's portfolio.

FUND WAS POSITIONED FOR MODERATE ECONOMIC GROWTH AND LOW INFLATION
As the Federal Reserve began raising short-term interest rates in mid-1999, the Fund was positioned to benefit from an environment of moderate, noninflationary economic growth. We believed that in such an environment, bond yields would decline and, since bond yields and bond prices move in opposite directions, prices would increase. Also, the appreciation would be greatest for long-term bonds and others that are more sensitive to interest rate changes, including zero-coupon bonds (zeros) and other bonds that sell at a discount.

In keeping with this outlook, we maintained our investment in zeros and bonds in the 10- to 20-year maturity range (intermediates). Intermediates may provide nearly as much current income as longer-term bonds, but their prices generally fluctuate less when interest rates change. We also added discount bonds, creating a "barbell-shaped" portfolio with few current-coupon bonds and many bonds with either premium (higher than current rates) or discount (lower than current rates) coupons. The final piece of our strategy was to purchase bonds that are less likely to be redeemed by their issuers when rates fall. These generally included noncallable bonds and issues with call protection of 10 years or longer (i.e., securities that cannot be called for redemption by the issuers any sooner than 10 years from the date of issue).

DEFENSIVE MEASURES HELPED PROTECT FUND FROM RISING INTEREST RATES
Contrary to our expectations, the U.S. economy remained very robust in the first half of 2000, and inflation worries plagued the bond markets. Interest rates moved higher, not lower, during this period. To offset the impact of rising rates while remaining true to our strategy, we employed short-term hedging techniques. Later, we reduced these defensive measures, continuing to build a portfolio that fit our long-term expectations (i.e., that interest rates would ultimately decline). We sold prerefunded bonds and bonds with just a few years' call protection, because these securities generally have less appreciation potential when rates are falling due to the relatively short period of the income when compared to longer bonds.

MUNICIPAL MARKET RALLIED AS THE YEAR PROGRESSED
With the exception of a setback in the spring, conditions in the municipal bond market improved steadily as the year progressed. Upward pressure on yields abated, especially for higher-quality bonds, and prices generally rallied. Intermediate- and long-term bonds outperformed short-term issues, and prices of the more interest rate-sensitive securities in the portfolio (zeros and discounts) bounced back vigorously when yields fell.

OUTLOOK FOR CALIFORNIA ECONOMY REMAINS POSITIVE
In spite of swooning prices for technology stocks and acute power shortages statewide, the outlook for California's economy is very encouraging. In addition to technology, which continues to be a significant driver of growth, the state benefits from broad economic diversification. During 2000, areas such as international trade and manufacturing of exports helped to buoy the economy.

At the same time, rapid growth in personal incomes fueled a prolonged real estate boom. It has also contributed to another year of historically high levels of tax revenue for the state. The record tax surplus and high cash balances in state and local coffers should provide adequate resources for increased spending on infrastructure, such as school construction. They should also help California weather economic and financial-market weakness in the near future. It is possible that the severe energy shortages, if protracted, could have a negative impact on the economy and weaken the state's financial condition. At this juncture, however, we believe the impact would be modest.

Thanks to the Federal Reserve's interest rate cuts in January, we anticipate a more moderate pace of economic growth for the nation, including California, rather than an economic contraction. In addition, we anticipate a federal income tax cut during the second half of 2001. This also would help to keep California's economy expanding at a moderate rate without sparking higher inflation. We will continue to pursue our long-term strategy: an emphasis on bonds with good call protection, a relatively long average maturity, and a "barbell" coupon structure.

/s/ Gary Swayze

GARY SWAYZE is portfolio manager of Liberty California Tax-Exempt Fund and a senior vice president of Colonial Mangagement Associates, Inc.

Tax-exempt investing offers current tax-exempt income but also involves certain risks. The value of the Fund will be affected by interest rate changes and the creditworthiness of issues held in the Fund. The municipal bond management team identifies problems and opportunities and reacts quickly to market changes. Single-state municipal bond funds pose additional risks due to limited geographical diversification.

QUALITY BREAKDOWN AS OF 1/31/01

AAA                 73.7%
-------------------------
AA                   2.8%
-------------------------
A                    1.3%
-------------------------
BBB                  8.3%
-------------------------
Nonrated            11.0%
-------------------------
Cash-Equivalents     2.9%
-------------------------

Quality breakdowns are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the quality breakdowns represent the highest rating assigned to a a particular bond by one of the following respected rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc., or Fitch Investors Service, Inc.

Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality breakdowns in the future.

SOLD
--------------------------------------------------------------------------------
In keeping with our long-term outlook we sold shorter-term bonds, including prerefunded BENICIA UNIFIED SCHOOL DISTRICT bonds due in 2019, to buy longer-term bonds. In a prerefunding, Treasury bonds are purchased and, when they mature, the proceeds are used to pay the principal due on the original municipal bonds. Though the BENICIA bonds were highly rated and had a 6.45% coupon, the prerefunding effectively shortened their maturity to just four years
(2004).

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES
FROM 1/31/91 - 1/31/01

                         without                   with
                          sales                    sales
                          charge                   charge
---------------------------------------------------------
Class A                  $19,405                  $18,483
---------------------------------------------------------
Class B                  $18,184                  $18,184
---------------------------------------------------------
Class C                  $19,088                  $19,088
---------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES 1/31/91 - 1/31/01

                                                             Lehman Brothers
          Class A shares            Class A shares              Municipal
       without sales charge        with sales charge           Bond Index

1/91         $10,000                    9,525                    10,000
              10,214                    9,728                    10,225
              10,431                    9,936                    10,431
              10,787                   10,274                    10,802
              11,021                   10,497                    11,090
              11,132                   10,603                    11,196
              11,734                   11,177                    11,864
              11,503                   10,957                    11,708
              11,978                   11,409                    12,180
              12,345                   11,759                    12,612
              12,561                   11,964                    12,911
              12,978                   12,362                    13,357
              13,227                   12,599                    13,673
              12,387                   11,799                    12,886
              12,587                   11,989                    13,155
              12,163                   11,585                    12,776
              12,586                   11,988                    13,188
              13,118                   12,495                    13,743
              13,336                   12,702                    14,191
              13,952                   13,289                    14,672
              14,573                   13,881                    15,172
              14,155                   13,482                    14,835
              14,460                   13,774                    15,128
              14,855                   14,150                    15,509
              15,007                   14,294                    15,756
              15,016                   14,303                    15,820
              15,999                   15,239                    16,679
              16,087                   15,323                    16,826
              16,665                   15,873                    17,349
              16,445                   15,664                    17,292
              16,887                   16,085                    17,679
              17,396                   16,569                    18,176
              17,702                   16,861                    18,503
              17,643                   16,805                    18,494
              17,234                   16,415                    18,189
              16,686                   15,893                    17,854
              16,654                   15,863                    17,831
              17,271                   16,450                    18,323
              18,027                   17,171                    18,972
              18,541                   17,660                    19,374
1/01          19,405                   18,483                    20,201

The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01

Share Class                      A                       B                        C
Inception                     6/16/86                  8/4/92                   8/1/97
-------------------------------------------------------------------------------------------
                         without   with           without   with           without   with
                          sales    sales           sales    sales           sales    sales
                         charge    charge         charge    charge         charge    charge
-------------------------------------------------------------------------------------------
1 year                   16.49%    10.95%         15.63%    10.63%         15.97%    14.97%
-------------------------------------------------------------------------------------------
5 years                   5.89      4.86           5.10      4.77           5.54      5.54
-------------------------------------------------------------------------------------------
10 years                  6.85      6.34           6.16      6.16           6.68      6.68
-------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00

Share Class               A                                       B                                        C
-------------------------------------------------------------------------------------------------------------------------
               without             with                without             with                without             with
                sales              sales                sales              sales                sales              sales
               charge              charge              charge              charge              charge              charge
-------------------------------------------------------------------------------------------------------------------------
1 year         15.39%              9.91%               14.54%              9.54%               14.88%              13.88%
-------------------------------------------------------------------------------------------------------------------------
5 years         5.87               4.85                 5.08               4.75                 5.53                5.53
-------------------------------------------------------------------------------------------------------------------------
10 years        6.92               6.40                 6.24               6.24                 6.75                6.75
-------------------------------------------------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: through first year -- 5%, second year -- 4%, third year -- 3%, fourth year -- 3%, fifth year -- 2%, sixth year -- 1%, thereafter -- 0% and the Class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B and C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer classes would have been lower.

-------------------------------------------------------------------
INVESTMENT PORTFOLIO
-------------------------------------------------------------------
January 31, 2001
(In thousands)


MUNICIPAL BONDS - 96.3%                           PAR     VALUE
-------------------------------------------------------------------
EDUCATION - 1.4%
EDUCATION
State Educational Facilities Authority:
  La Verne University,
  Series 2000,
  6.625% 06/01/20                                $  1,000  $  1,062
Pooled College & University Project,
  6.300% 04/01/21                                   1,000     1,041
Statewide Communities Development Authority,
  Crossroads School for
  Arts & Sciences, Series 1998,
  6.000% 08/01/28 (a)                               1,935     1,948
                                                           --------
                                                              4,051
                                                           --------

-------------------------------------------------------------------
HEALTHCARE - 5.5%
CONGREGATE CARE RETIREMENT - 2.1%
Abag Finance Authority for Nonprofit Corps.,
  Channing House, Series
  1999,
  5.375% 02/15/19                                   1,700     1,507
Riverside County Public Financing Authority,
  Air Force Village West,
  Inc., Series 1999,
  5.750% 05/15/19                                   2,000     1,900
Statewide Community Development Authority,
  Eskaton Village - Grass Valley,
  Series 2000,
  8.250% 11/15/31                                   2,500     2,497
                                                           --------
                                                              5,904
                                                           --------
HOSPITAL - 3.4%
Abag San Diego Sharp Hospital, Series A,
  6.125% 08/15/20                                   1,250     1,250
Hi-Desert Memorial Health Care District,
  Series 1998,
  5.500% 10/01/15                                   1,000       900
Riverside County Asset Leasing Corp., Riverside
  County Hospital
  Project, Series B,
  5.700% 06/01/16                                   2,500     2,750
State Health Facilities Financing Authority,
  Cedars-Sinai Medical
  Center, Series 1999 A,
  6.125% 12/01/30                                   2,500     2,619
Statewide Communities Development Authority:
  St. Joseph Health System, Series 1998,
  5.250% 07/01/10                                     560       600
  Catholic Healthcare West, Series 1999,
  6.500% 07/01/20                                   1,500     1,528
                                                           --------
                                                              9,647
                                                           --------

-------------------------------------------------------------------
HOUSING - 6.2%
ASSISTED LIVING/SENIOR - 0.4%
Abag Finance Authority for Nonprofit Corps.,
  Eskaton Gold River Lodge,
  Series 1998,
  6.375% 11/15/28 (d)                               1,400     1,207
MULTI-FAMILY - 0.0%
Santa Rosa, Chanate Lodge Project,
  Series 1992,
  6.625% 12/01/02                                      65        66
                                                           --------
SINGLE FAMILY - 5.8%
Southern California Home Financing Authority,
  Series A,
  7.625% 10/01/22                                     575       583
State Housing Finance Agency:
  Series A-1, Class I,
  5.950% 08/01/16                                   3,000     3,179
  Series 1997 B,
  6.000% 08/01/16                                   1,600     1,700
State Rural Home Mortgage Finance Authority:
  Series A-2,
  7.000% 09/01/29                                   3,795     4,359
  Series 1995 B,
  7.750% 09/01/26                                   1,100     1,181
  Series 1998 B-4,
  6.350% 12/01/29                                   2,625     2,875
  Series 2000 B,
  7.300% 06/01/31                                   1,500     1,701
  Series 2000 D,
  6.000% 06/01/31                                   1,000     1,095
  Stockton,
  Series 1990 A,
  7.400% 08/01/05                                      25        26
                                                           --------
                                                             16,699
                                                           --------

-------------------------------------------------------------------
OTHER - 16.0%
POOL/BOND BANK - 1.2%
State Public Capital Improvements Financing
  Authority, Joint Powers Agency,
  Series 1988 A,
  8.500% 03/01/18                                   3,500     3,541
                                                           --------
REFUNDED/ESCROWED (c) - 14.8%
Central Unified School District,
  (b) 03/01/18                                     20,065     8,390
Colton Public Financing Authority,
  Series 1995,
  7.500% 10/01/20                                   2,885     3,181
Contra Costa County Public Financing Authority,
  Series 1992 A,
  7.100% 08/01/22                                     625       672
Duarte City of Hope National Medical Center,
  Series 1993,
  6.000% 04/01/08                                     500       536
Fontana Public Financing Authority, North Fontana
  Redevelopment,
  Series 1991 A,
  7.750% 12/01/20                                     785       830
Los Angeles Convention & Exhibition Center,
  Series 1985,
  9.000% 12/01/20                                     500       618
Moreno Valley Unified School District,
  7.400% 09/01/16                                      20        21
Murrieta County Water District,
  Series 1991,
  8.300% 10/01/21                                   1,000     1,053
Ontario Redevelopment Financing Authority,
  Project No. 1,
  5.800% 08/01/23                                   1,500     1,596
Pomona,
  Series 1990 B,
  7.500% 08/01/23                                   1,000     1,281
Riverside County,
  Series 1989 A,
  7.800% 05/01/21                                   2,500     3,319
Riverside Public Financing Authority,
  Series A,
  8.000% 02/01/18                                     590       602
Riverside Unified School District, Community
  Facilities District No.
  2,
  Series 1993 A,
  7.250% 09/01/18                                   1,000     1,080
Sacramento Cogeneration Authority, Project
  Revenue, Procter & Gamble Project,
  Series 1995,
  6.500% 07/01/21                                   6,500     7,371
Sacramento Unified School, Community Facilities
  District No. 1,
  Series B,
  7.300% 09/01/13                                   1,000     1,088
San Joaquin Hills Transportation Corridor Agency,
  Series 1993,
  (b) 01/01/20                                     15,400     5,736
Soledad Redevelopment Agency,
  Series 1992,
  7.400% 11/01/12                                     860       936
Torrance Redevelopment Agency, Downtown
  Redevelopment Project,
  Series 1992,
  7.125% 09/01/21                                   1,000     1,043
VI Virgin Islands Public Financing,
  Series 1992 A,
  7.250% 10/01/18                                   1,000     1,080
Watsonville Mammoth Lakes,
  Series B,
  7.875% 06/01/11                                     475       492
Whisman School District, Series 1996 A:
  (b) 08/01/15                                      1,595       793
  (b) 08/01/16                                      1,645       765
                                                           --------
                                                             42,483
                                                           --------
OTHER REVENUE - 1.2%
HOTELS
Sacramento City Financing Authority, Sacramento
  Convention Center,
  Series 1999 A,
  6.250% 01/01/30                                   3,500     3,509
                                                           --------

-------------------------------------------------------------------
TAX-BACKED - 54.2%
LOCAL APPROPRIATED - 18.0%
Alameda County, Capital Projects,
  Series 1989,
  (b) 06/15/14                                      2,185     1,159
Anaheim Public Financing Authority,
  Series C,
  6.000% 09/01/14                                   3,500     4,099
Bishop, Escalon & Lemoore Cities,
  Series 1991 A,
  7.700% 05/01/11                                     700       713
Compton, Civic Center Projects,
  5.500% 09/01/15                                   3,000     2,976
Grossmont Unified High School District, 1991
  Capital Projects,
  (b) 11/15/06                                      4,500     3,619
Los Angeles Convention & Exhibition Authority,
  Series 1993 A,
  6.125% 08/15/11                                   5,000     5,869
Los Angeles County Public Works Financing
  Authority, J.F. Shea Co,
  Series 1996 A,
  5.500% 10/01/18                                   2,895     3,174
Los Angeles County, Antelope Valley Courthouse,
  Series 2000 A,
  5.750% 11/01/12                                   1,995     2,252
Modesto, Community Center Project,
  Series 1993 A,
  5.000% 11/01/23                                   2,235     2,232
Rancho Mirage Joint Powers Financing Authority,
  Civic Center,
  Series 1991 A,
  7.500% 04/01/17                                     455       467
Ridgecrest Civic Center, Series 1999,
  6.250% 03/01/26                                   1,500     1,539
Sacramento City Financing Authority,
  Series A, 5.375% 11/01/14                         1,100     1,218
Sacramento County, Public Facilities Project,
  5.375% 02/01/19                                   3,000     3,083
San Diego Convention Center Expansion Financing
  Authority,
  Series 1998 A,
  4.750% 04/01/28                                   4,750     4,473
Santa Ana Financing Authority, Police Holding
  Facility,
  Series 1994 A,
  6.250% 07/01/18                                   6,035     7,155
Santa Clara County Financing Authority,
  Series A,
  5.000% 11/15/17                                   3,500     3,552
Victor Elementary School District,
  Series 1996,
  6.450% 05/01/18                                   3,345     4,040
                                                           --------
                                                             51,620
                                                           --------
LOCAL GENERAL OBLIGATIONS - 5.8%
Cabrillo Unified School District,
  Series 1996 A,
  (b) 08/01/15                                      3,000     1,483
East Whittier School City School District,
  Series A,
  5.750% 08/01/17                                   1,675     1,892
Fairfield-Suisun Unified School District,
  Series 1999,
  5.250% 08/15/24                                   1,000     1,016
Fillmore Unified School District,
  Series A:
  (b) 07/01/11                                        950       604
  (b) 07/01/12                                        980       586
  (b) 07/01/17                                        650       283
Franklin-McKinley School District,
  Series A,
  5.250% 07/01/16                                   1,705     1,766
Golden West School Financing Authority,
  Series 1999 A,
  (b) 08/01/12                                      1,925     1,147
Jefferson Unified High School Distict,
  Series 2000 A,
  6.450% 08/01/25                                   1,000     1,205
Rocklin, Unified School District,
  Series 1991 C,
  (b) 07/01/20                                      6,920     2,492
Sanger Unified School District,
  Series 1999,
  5.350% 08/01/15                                   1,500     1,646
Simi Valley Unified School District, Series 1997,
  5.250% 08/01/22                                     925       960
Union Elementary School District,
  Series 1999 A,
  (b) 09/01/19                                      1,750       663
Yuba City Unified School District,
  Series 2000,
  (b) 09/01/20                                      2,385       851
                                                           --------
                                                             16,594
                                                           --------
SPECIAL NON-PROPERTY TAX - 1.5%
Puerto Rico Highway & Transportation Authority:
  Series W,
  5.500% 07/01/09                                     580       642
  Series 1996 Y,
  6.250% 07/01/12                                   3,000     3,538
                                                           --------
                                                              4,180
                                                           --------
SPECIAL PROPERTY TAX - 17.7%
Anaheim Public Financing Authority,
  Series A,
  5.250% 02/01/18                                   3,000     3,075
Capistrano Unified School District, Ladera
  Community Facilities
  District No. 98-2,
  Series 1999,
  5.750% 09/01/29                                   3,000     2,947
Carson,
  Series 1992,
  7.375% 09/02/22                                     905       948
Cerritos Public Financing Authority, Los Coyotes
  Redevelopment
  project,
  Series 1993 A,
  6.500% 11/01/23                                   2,000     2,411
Concord Redevelopment Agency, Central Concord
  Project,
  Series 1988 3,
  8.000% 07/01/18                                      25        25
Contra Costa County Public Financing Authority,
  Series 1992 A,
  7.100% 08/01/22                                     375       389
Costa Mesa Public Financing,
  Series 1991 A,
  7.100% 08/01/21                                     890       908
Elk Grove Unified School District, Community
  Facilities,
  Series 1995:
  (b) 12/01/08                                      2,720     1,087
  6.500% 12/01/18                                   1,000     1,180
  6.500% 12/01/24                                   4,055     4,903
Englewood Redevelopment Agency,
  Series 1998 A,
  5.250% 05/01/23                                   1,000     1,036
La Mirada Redevelopment Agency, Civic Theater
  Project,
  Series 1998,
  5.700% 10/01/20                                   1,000       969
Los Angeles Community Redevelopment Agency,
  Hollywood Redevelopment Project,
  Series 1998 C,
  5.375% 07/01/18                                   1,665     1,793
Oakland Redevelopment Agency, Central District
  Redevelopment Project,
  Series 1992,
  5.500% 02/01/14                                   8,400     9,369
Orange County Community Facilities District,
  Ladera Ranch,
  Series 1999 A,
  6.700% 08/15/29                                   2,000     2,123
Rancho Cucamonga Redevelopment Agency,
  Series 1996,
  5.250% 09/01/16                                   4,000     4,144
Riverside County Public Financing Authority,
  Redevelopment Projects,
  Series A,
  5.250% 10/01/16                                   3,120     2,997
Riverside Public Financing Authority,
  Series 1991 A,
  8.000% 02/01/18                                      60        61
San Clemente Assessment Escrow,
  Series 1999,
  6.050% 09/02/28                                   1,000       993
San Marcos Public Facilities Authority,
  Series 1998,
  5.800% 09/01/18                                   1,500     1,509
Santa Fe Springs Redevelopment Agency,
  Consolidated Redevelopment
  Project,
  Series 1992 A,
  6.400% 09/01/22                                   2,690     2,809
Santa Margarita Water District,
  Series 1999,
  6.250% 09/01/29                                   2,500     2,525
Santa Margarita/Dana Point Authority,
  Series 1994 B,
  7.250% 08/01/13                                   2,000     2,577
                                                           --------
                                                             50,778
                                                           --------
STATE APPROPRIATED - 3.5%
State Public Works Board, Secretary of State
  & State Archives,
  Series 1992 A,
  6.500% 12/01/08                                   1,000     1,178
Various State Prisons Projects,
  Series 1993 A:
  5.000% 12/01/19                                   6,000     6,170
  5.250% 12/01/13                                   2,500     2,748
                                                           --------
                                                             10,096
                                                           --------
STATE GENERAL OBLIGATIONS - 7.7%
Puerto Rico Aqueduct & Sewer Authority:
  6.000% 07/01/09                                   1,250     1,427
  6.250% 07/01/13                                   2,750     3,253
Puerto Rico:
  6.500% 07/01/14                                   2,000     2,418
  Series 1995,
  5.650% 07/01/15                                   1,000     1,116
State of California:
  5.500% 04/01/12                                   2,770     3,096
  10.000% 02/01/10                                  2,000     2,849
  Series 1995,
  10.000% 10/01/06                                  1,185     1,563
  Series 1998,
  4.500% 12/01/24                                   3,250     2,963
  Series 1999,
  4.750% 04/01/29                                   3,600     3,377
                                                           --------
                                                             22,062
                                                           --------
-------------------------------------------------------------------

TRANSPORTATION - 3.1%
TRANSPORTATION
Los Angeles Harbor Department,
  Series 1996 B,
  5.375% 11/01/19                                   8,750     8,885
                                                           --------

-------------------------------------------------------------------
UTILITY - 8.7%
INDEPENDENT POWER PRODUCER - 0.3%
Puerto Rico Industrial, Educational, Medical
  & Environmental Cogeneration Facilities,
  AES Project,
  Series 2000
  6.625% 06/01/26                                     800       844
                                                           --------
INVESTOR OWNED - 2.1%
State Pollution Control Financing Authority:
  San Diego Gas & Electric Co.,
  Series 1996 A,
  5.900% 06/01/14                                   2,650     2,976
Southern California Edison Co.:
  Series 1999 B,
  5.450% 09/01/29                                   2,000     2,003
  Series 1999 C,
  5.550% 09/01/31                                   1,000       980
                                                           --------
                                                              5,959
                                                           --------
MUNICIPAL ELECTRIC - 2.1%
Puerto Rico, Electric Power Authority,
  Series 1989 O,
  (b) 07/01/17                                      2,490     1,091
Reading Electric Systems,
  Series 1992 A, IFRN (variable rate)
  8.903% 07/08/22                                     750       951
Sacramento Municipal Utilities District:
  Series K,
  5.700% 07/01/17                                   1,500     1,685
Series 1993 G,
  6.500% 09/01/13                                   1,500     1,830
Turlock Irrigation District,
  Series 1996 A,
  6.000% 01/01/12                                     500       580
                                                           --------
                                                              6,137
                                                           --------
WATER & SEWER - 4.2%
Big Bear Lake,
  Series 1996,
  6.000% 04/01/15                                   1,350     1,573
Compton, Sewer Revenue,
  Series 1998,
  5.375% 09/01/23                                   1,320     1,354
Fresno, Series 1995 A,
  6.000% 09/01/10                                   1,420     1,649
Los Angeles Waste Water
  Series 1998 C,
  4.000% 06/01/15                                   2,000     1,869
Metropolitan Water District of Southern
  California, IFRN (variable rate)
  7.260% 08/05/22                                   2,000     2,270
San Diego County Water Authority,
  Series 1997 A,
  5.750% 05/01/11                                   2,100     2,387
Santa Maria, Series A,
  (b) 08/01/14                                      2,000     1,054
                                                           --------
                                                             12,156
                                                           --------
TOTAL MUNICIPAL BONDS
  (cost of $254,347) (e)                                    276,418
                                                           --------
SHORT-TERM OBLIGATIONS - 2.8%
-------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (f)
AZ Phoenix Ida Vallet of Sunym,
  4.300% 01/01/31                                     500       500
CA Newport Beach Hoag Hospital,
  3.200% 10/01/22                                     100       100
CA State Educational Facilities Authority,
  Foundation for Educational Achievment,
  Series 1996,
  4.150% 07/01/26                                     100       100
CO State Educational & Cultural Facilities
  Authority, National Cable Televison Center,
  Series 1999,
  4.550% 10/01/06                                     535       535
IA Ottumwa, Ottumwa Regional Health Center, Inc.,
  Series 1998,
  4.550% 10/01/06                                     400       400
IA State Finance Authority:
  Village Court Assoc. Project,
  Series 1985 A,
  4.550% 11/01/15                                     900       900
  Burlington Medical Center,
  Series 1997,
  4.300% 06/01/27                                   1,500     1,500
  Diocese of Sioux City,
  Series 1999,
  4.550% 03/01/19                                     100       100
  IA State Higher Education Loan Authority,
  St. Ambrose University,
  Series 1995,
  4.650% 02/01/05                                     100       100
  IA Woodbury County, Siouxland Medical
  Educational Foundation,
  Series 1996,
  4.600% 11/01/16                                     100       100
  ID State Health Facilities Authority,
  St. Lukes Regional Medical Facility,
  Series 1995,
  4.250% 05/01/22                                     200       200
  IL State Educational Facilities Authority,
  4.000% 12/01/25                                   1,670     1,670
  MN Mankato, Bethany Lutheran College,
  Series 2000 B,
  4.300% 11/01/15                                     200       200
  MN Minneapolis, Series 1994 A,
  4.400% 12/01/05                                     800       800
  WI Carlton, Wisconsin Power & Light Co.,
  Series 1991 B,
  4.200% 09/01/05                                     600       600
  WY Uinta County, PCR
  4.100% 04/01/10                                     400       400
                                                           --------
TOTAL SHORT-TERM OBLIGATIONS                                  8,205
                                                           --------

OTHER ASSETS & LIABILITIES, NET - 0.9%                        2,502
                                                           --------

NET ASSETS - 100.0%                                        $287,125
                                                           --------

NOTES TO INVESTMENT PORTFOLIO:

-------------------------------------------------------------------
(a) This is a restricted security which was acquired on December 3, 1992 at a cost of $1,935. This security represents 0.7% of the Fund's net assets at January 31, 2001.
(b)  Zero coupon bond.
(c) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(d) This is a restricted security which was acquired on December 3, 1992 at a cost of $1,377. This security represents 0.5% of the Fund's net assets at January 31, 2001.
(e)  Cost for federal income tax purposes is the same.
(f) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 2001.

                ACRONYM                        NAME
                 -----                         ----
                  IFRN                  Inverse Floating Rate Note
                  PCR                   Pollution Control Revenue

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
January 31, 2001
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $254,347)                             $276,418
Short-term obligations                                              8,205
                                                                 --------
                                                                  284,623
Receivable for:
  Interest                                           $4,183
  Investments sold                                      383
  Fund shares sold                                      187
Other                                                   123         4,876
                                                     ------      --------
  Total Assets                                                    289,499

LIABILITIES
Payable for:
  Investments purchased                               1,242
  Fund shares repurchased                               541
  Distributions                                         362
Accrued:
  Management fee                                        120
  Transfer agent fee                                     53
  Bookkeeping fee                                         9
  Deferred Trustees' fees                                 9
Other                                                    38
                                                     ------
  Total Liabilities                                                 2,374
                                                                 --------
NET ASSETS                                                       $287,125
                                                                 --------
Net asset value & redemption price per share
  -- Class A ($212,839/ 27,717)                                  $   7.68(a)
                                                                 --------
Maximum offering price per share
  -- Class A ($7.68/0.9525)                                      $   8.06(b)
                                                                 --------
Net asset value & offering price per share
  -- Class B ($68,414/8,909)                                     $   7.68(a)
                                                                 --------
Net asset value & offering price per share
  -- Class C ($5,872/765)                                        $   7.68(a)
                                                                 --------

COMPOSITION OF NET ASSETS
Capital paid in                                                  $263,849
Distributions in excess of net investment income                     (319)
Accumulated net realized gain                                       1,524
Net unrealized appreciation on investments                         22,071
                                                                 --------
                                                                 $287,125
                                                                 --------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended January 31, 2001
(In thousands)

INVESTMENT INCOME
Interest                                                              $15,937

EXPENSES
Management fee                                            $  1,403
Service fee                                                    476
Distribution fee -- Class B                                    566
Distribution fee -- Class C                                     43
Transfer agent                                                 381
Bookkeeping fee                                                108
Audit fee                                                       52
Trustees' fee                                                   16
Legal fee                                                        7
Custodian fee                                                    8
Registration fee                                                20
Reports to shareholders                                         24
Other                                                           16
                                                          --------
Total expenses                                                3,120
Fees waived by the Distributor --
  Class C                                                      (17)
Custodian credits earned                                        (8)     3,095
                                                          --------   --------
    Net Investment Income                                              12,842
                                                                     --------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:
  Investments                                                2,100
  Closed futures contracts                                   1,370
                                                          --------
    Net Realized Gain                                                   3,470
Net change in unrealized appreciation/depreciation
  during the year on:
  Investments                                               25,882
  Open futures contracts                                       258
                                                          --------

    Net Change in Unrealized Appreciation/Depreciation                 26,140
                                                                     --------
  Net Gain                                                             29,610
                                                                     --------

Increase in Net Assets from Operations                               $ 42,452
                                                                     --------
See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(In thousands)

                                                  YEAR ENDED JANUARY 31
                                                  ----------------------
INCREASE (DECREASE) IN NET ASSETS                   2001          2000
--------------------------------------------------------------------------------

OPERATIONS
Net investment income                             $ 12,842      $ 14,423
Net realized gain                                    3,470         1,539
Net unrealized appreciation (depreciation)          26,140       (36,409)
                                                  --------      --------
    Net Increase (Decrease) from Operations         42,452       (20,447)

DISTRIBUTIONS
From net investment income -- Class A               (9,545)      (10,468)
From net realized gains -- Class A                    (179)           --
In excess of net realized gains -- Class A              --          (521)
From net investment income -- Class B               (3,058)       (3,575)
From net realized gains -- Class B                     (60)           --
In excess of net realized gains -- Class B              --          (211)
From net investment income -- Class C                 (247)         (299)
From net realized gains -- Class C                      (5)           --
In excess of net realized gains -- Class C              --           (17)
                                                  --------      --------
                                                    29,358       (35,538)
                                                  --------      --------

FUND SHARE TRANSACTIONS
Receipts for shares sold -- Class A                 20,443        13,983
Value of distributions reinvested -- Class A         4,525         5,278
Cost of shares repurchased -- Class A              (27,569)      (46,533)
                                                  --------      --------
                                                    (2,601)      (27,272)
                                                  --------      --------
Receipts for shares sold -- Class B                  6,700         9,215
Value of distributions reinvested -- Class B         1,622         1,973
Cost of shares repurchased -- Class B              (28,240)      (20,202)
                                                  --------      --------
                                                   (19,918)       (9,014)
                                                  --------      --------
Receipts for shares sold -- Class C                    989         4,349
Value of distributions reinvested -- Class C           177           233
Cost of shares repurchased -- Class C               (1,961)       (3,701)
                                                  --------      --------
                                                      (795)          881
                                                  --------      --------
    Net Decrease from Fund Share Transactions      (23,314)      (35,405)
                                                  --------      --------
    Total Increase (Decrease)                        6,044       (70,943)

NET ASSETS
Beginning of period                                281,081       352,024
                                                  --------      --------
End of period (net of distributions in
  excess of net investment income of
  $319 and $329, respectively)                    $287,125      $281,081
                                                  --------      --------
NUMBER OF FUND SHARES

Sold -- Class A                                      2,757         1,918
Issued for distributions reinvested -- Class A         618           717
Repurchased -- Class A                              (3,795)       (6,398)
                                                  --------      --------
                                                      (420)       (3,763)
                                                  --------      --------
Sold -- Class B                                        908         1,251
Issued for distributions reinvested -- Class B         222           270
Repurchased -- Class B                              (3,847)       (2,766)
                                                  --------      --------
                                                    (2,717)       (1,245)
                                                  --------      --------
Sold -- Class C                                        133           587
Issued for distributions reinvested -- Class C          24            32
Repurchased -- Class C                                (268)         (514)
                                                  --------      --------
                                                      (111)          105
                                                  --------      --------

See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
January 31, 2001

NOTE 1. ACCOUNTING POLICIES
ORGANIZATION
Liberty California Tax-Exempt Fund (formerly Colonial California Tax-Exempt
Fund) (the "Fund"), a series of Liberty Funds Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and California state personal income tax and opportunities for long- term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares as follows:

             ORIGINAL PURCHASE                CONVERTS TO CLASS A SHARES
             -----------------                --------------------------
Less than $250,000                                      8 years
$250,000 to less than $500,000                          4 years
$500,000 to less than $1,000,000                        3 years

Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS
Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS
All income, expenses (other than Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM
Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

Effective February 1, 2001, the Fund will adopt provisions of the AICPA Audit and Accounting Guide for Investment Companies and will amortize discount on all debt securities. This accounting principle change will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation. The cumulative effect of this accounting change will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation.

DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Colonial Management Associates, Inc. (the "Advisor") is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows:

       AVERAGE NET ASSETS               ANNUAL FEE RATE
       ------------------               ---------------
        First $2 billion                     0.50%
         Over $2 billion                     0.45%

BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE
Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.07% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES
Liberty Funds Distributor, Inc. (the "Distributor"), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended January 31, 2001, the Fund has been advised that the Distributor retained net underwriting discounts of $17,530 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $13, $128,638, and $1,033 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan, which requires the payment of a monthly service fee to the Distributor. The fee is calculated by adding (1) 0.10% of the net assets attributable to shares issued prior to December 1, 1994 and (2) 0.25% on net assets attributable to shares issues thereafter. This arrangement results in a rate of service fee payable by the Fund that is a blend between the 0.10% and 0.25% rates. For the year ended January 31, 2001, the Fund's service fee was 0.17% (annualized).

The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C distribution fee so that it will not exceed 0.45% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS
The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.80% annually of the Fund's average net assets.

For the year ended January 31, 2001, the Fund's operating expenses did not exceed the 0.80% expense limit.

OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with the custodian bank under which custodian fees were reduced by balance credits of $7,798 applied during the year ended January 31, 2001. The Fund could have reinvested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY
For the year ended January 31, 2001, purchases and sales of investments, other than short-term obligations, were $23,315,561 and $51,188,129, respectively.

Unrealized appreciation (depreciation) at January 31, 2001, based on cost of investments for both financial statement and federal income tax purposes was:

    Gross unrealized appreciation                               $22,779,138
    Gross unrealized depreciation                                  (708,362)
                                                                -----------
      Net unrealized appreciation                               $22,070,776
                                                                -----------

OTHER
There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4. LINE OF CREDIT
The Fund may borrow up to 3313% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 12 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 12 of 1%. There were no borrowings under the line of credit during the year ended January 31, 2001.

NOTE 5. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
On December 27, 2000, a Special Meeting of Shareholders of the Fund was held to elect eleven Trustees. The votes cast were as follows:
                                                               AUTHORITY
                                            FOR                WITHHELD
                                            ---                --------

To elect a Board of Trustees:

Douglas Hacker                           20,711,790             361,212
Janet Langford Kelly                     20,711,828             361,175
Richard W. Lowry                         20,711,785             360,218
Salvatore Macera                         20,697,796             374,208
William E. Mayer                         20,711,785             360,218
Charles R. Nelson                        20,711,785             360,218
John J. Neuhauser                        20,711,785             360,218
Joseph R. Palombo                        20,711,785             360,218
Thomas E. Stitzel                        20,711,785             360,218
Thomas C. Theobald                       20,711,785             360,218
Anne-Lee Verville                        20,696,839             375,163

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                                         YEAR ENDED JANUARY 31, 2001
                                                          ----------------------------------------------------------
                                                            CLASS A                 CLASS B                CLASS C
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  6.920               $  6.920               $  6.920
                                                              --------               --------               --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                        0.349                  0.294                  0.316(d)
Net realized and unrealized gain                                 0.768                  0.768                  0.768
                                                              --------               --------               --------
    Total from Investment Operations                             1.117                  1.062                  1.084
                                                              --------               --------               --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                      (0.350)                (0.295)                (0.317)
From net realized gains                                         (0.007)                (0.007)                (0.007)
                                                              --------               --------               --------
    Total Distributions Declared to Shareholders                (0.357)                (0.302)                (0.324)
                                                              --------               --------               --------
NET ASSET VALUE, END OF PERIOD                                $  7.680               $  7.680               $  7.680
                                                              --------               --------               --------
Total return (c)(d)                                             16.49%                 15.63%                 15.97%
                                                              --------               --------               --------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                                     0.89%                  1.64%                  1.34%(b)
Net investment income (e)                                        4.79%                  4.04%                  4.34%(b)
Portfolio turnover                                                  9%                     9%                     9%
Net assets at end of period (000)                             $212,839              $  68,414               $  5,872

(a) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(b) Net of fees waived by the Distributor which amounted to $0.022 per share and 0.30%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
2001 FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended January 31, 2001, the Fund earned $2,118,549 of long-term capital gains.

Approximately 100% of all distributions will be treated as exempt income for federal income tax purposes.

--------------------------------------------------------------------------------

                                                                       YEAR ENDED JANUARY 31, 2000
                                                       ------------------------------------------------------------
                                                         CLASS A                 CLASS B                 CLASS C
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $  7.730                $  7.730                $  7.730
                                                           --------                --------                --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                     0.346                   0.290                   0.312(b)
Net realized and unrealized loss                             (0.794)                 (0.794)                 (0.794)
                                                           --------                --------                --------
    Total from Investment Operations                         (0.448)                 (0.504)                 (0.482)
                                                           --------                --------                --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                   (0.345)                 (0.289)                 (0.311)
In excess of net realized gains                              (0.017)                 (0.017)                 (0.017)
                                                           --------                --------                --------
Total Distributions Declared to Shareholders                 (0.362)                 (0.306)                 (0.328)
                                                           --------                --------                --------
NET ASSET VALUE, END OF PERIOD                             $  6.920                $  6.920                $  6.920
                                                           --------                --------                --------
Total return (c)                                            (5.92)%                 (6.63)%                 (6.35)%(d)
                                                           --------                --------                --------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                                  0.91%                   1.66%                   1.36%(b)
Net investment income (e)                                     4.72%                   3.97%                   4.27%(b)
Portfolio turnover                                              19%                     19%                     19%
Net assets at end of period (000)                          $194,606               $  80,416                $  6,059

(a) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(b) Net of fees waived by the Distributor which amounted to $0.022 per share and 0.30%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                                 YEARS ENDED JANUARY 31,
                              ---------------------------------------------------------------------------------------------
                                                1999                                                1998
                              -----------------------------------------          ------------------------------------------
                                CLASS A         CLASS B        CLASS C            CLASS A         CLASS B         CLASS C(B)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $  7.720       $  7.720       $  7.720            $  7.370        $  7.370        $  7.660
                                 --------       --------       --------            --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income               0.354          0.294          0.318(a)            0.366           0.310           0.164(c)
Net realized and unrealized
  gain                              0.111          0.111          0.111               0.426           0.426           0.132
                                 --------       --------       --------            --------        --------        --------
    Total from Investment
      Operations                    0.465          0.405          0.429               0.792           0.736           0.296
                                 --------       --------       --------            --------        --------        --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income         (0.352)        (0.294)        (0.317)             (0.369)         (0.313)         (0.167)
In excess of net investment
  income                           (0.012)        (0.010)        (0.011)             (0.004)         (0.004)             --
From net realized gains            (0.075)        (0.075)        (0.075)             (0.068)         (0.068)         (0.069)
In excess of net realized
  gains                            (0.016)        (0.016)        (0.016)             (0.001)         (0.001)             --
                                 --------       --------       --------            --------        --------        --------
    Total Distributions
      Declared to Shareholders     (0.455)        (0.395)        (0.419)             (0.442)         (0.386)         (0.236)
                                 --------       --------       --------            --------        --------        --------
NET ASSET VALUE, END OF PERIOD   $  7.730       $  7.730       $  7.730            $  7.720        $  7.720          $7.720
                                 --------       --------       --------            --------        --------        --------
Total return (d)                    6.23%          5.42%          5.74%(e)           11.05%          10.23%           3.93%(e)(f)
                                 --------       --------       --------            --------        --------        --------
RATIOS TO AVERAGE NET ASSETS
Expenses (g)                        0.86%          1.61%          1.31%(a)            0.87%           1.62%           1.32%(c)(h)
Net investment income (g)           4.60%          3.85%          4.15%(a)            4.92%           4.17%           4.32%(c)(h)
Portfolio turnover                    13%            13%            13%                 31%             31%             31%
Net assets at end of period
(000)                            $246,576      $  99,485       $  5,963            $255,838        $101,657        $101,657

(a)  Net of fees waived by the Distributor which amounted to $0.023 per share and 0.30%.
(b)  Class C shares were initially offered on August 1, 1997. Per share data reflects activity from that date.
(c)  Net of fees waived by the Distributor which amounted to $0.011 per share and 0.30% (annualized).
(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)  Had the Distributor not waived a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g)  The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h)  Annualized.

                                                         YEAR ENDED
                                                      JANUARY 31, 1997
                                                ---------------------------
                                                 CLASS A           CLASS B
---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  7.540           $  7.540
                                                --------           --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                          0.386              0.331
Net realized and unrealized gain (loss)           (0.173)            (0.173)
                                                --------           --------
    Total from Investment Operations               0.213              0.158
                                                --------           --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.383)            (0.328)
                                                --------           --------
NET ASSET VALUE, END OF PERIOD                  $  7.370           $  7.370
                                                --------           --------
Total return (b)                                   2.98%              2.21%
                                                --------           --------
RATIOS TO AVERAGE NET ASSETS
Expenses (c)                                       0.88%              1.63%
Net investment income (c)                          5.23%              4.48%
Portfolio turnover                                   25%                25%
Net assets at end of period (000)               $264,053           $100,873

(a) Net of fees and expenses waived or borne
    by the Advisor which amounted to:           $     --           $     --
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF LIBERTY FUNDS TRUST V
AND SHAREHOLDERS OF LIBERTY CALIFORNIA TAX-EXEMPT  FUND

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Liberty California Tax-Exempt Fund (formerly Colonial California Tax-Exempt Fund) (the Fund), one of the series of Liberty Funds Trust V, as of January 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended January 31, 1999 were audited by other auditors whose report dated March 11, 1999 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2001 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liberty California Tax-Exempt Fund of Liberty Funds Trust V at January 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 16, 2001

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Trustees & Transfer Agent

DOUGLAS A. HACKER
Executive Vice President and Chief Financial Officer of UAL,Inc.(formerly Senior Vice President and Chief Financial Officer of UAL,Inc.)

JANET LANGFORD KELLY
Executive Vice President -Corporate Development,General Counsel,and Secretary,Kellogg Company (formerly Senior Vice President,Secretary and General Counsel,Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer,U.S.Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp.and President of Itek Optical &Electronic Industries,Inc.)

WILLIAM E. MAYER
Partner,Park Avenue Equity Partners (formerly Dean,College of Business and Management,University of Maryland;Dean, Simon Graduate School of Business, University of Rochester;Chairman and Chief Executive Officer,CS First Boston Merchant Bank;and President and Chief Executive Officer,The First Boston Corporation)

CHARLES R. NELSON
Van Voorhis Professor,Department of Economics,University of Washington; consultant on economic and statistical matters

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties,Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer,Mutual Funds, Liberty Financial Companies,Inc.;Executive Vice President and Director of Colonial Management Associates,Inc.and Stein Roe & Farnham Incorporated;Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds,Stein Roe Mutual Funds and All-Star Funds,and Chief Operating Officer,Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business,Boise State University)

THOMAS C. THEOBALD
Managing Director,William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry,and President, Applications Solutions Division,IBM Corporation)

--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Liberty California Tax-Exempt Fund is:

Liberty Funds Services,Inc.
P.O.Box 1722
Boston,MA 02105-1722
800-345-6611

The Fund mails one shareholder report to each shareholder address.If you would like more than one report,please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty California Tax-Exempt Fund.This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges,investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Performance Update.

ANNUAL REPORT:
LIBERTY CALIFORNIA TAX-EXEMPT FUND

--------------------------------------------------------------------------------
CHOOSE LIBERTY
--------------------------------------------------------------------------------

BECAUSE NO SINGLE INVESTMENT MANAGER CAN BE ALL THINGS TO ALL INVESTORS.(SM)

--------------------------------------------------------------------------------
                                 L I B E R T Y
                                 -----------------
                                         F U N D S
--------------------------------------------------------------------------------
ALL-STAR   Institutional money management approach for individual investors.
--------------------------------------------------------------------------------
COLONIAL   Fixed income and value style equity investing.
--------------------------------------------------------------------------------
CRABBE
HUSON      A contrarian approach to fixed income and equity investing.
--------------------------------------------------------------------------------
NEWPORT    A leader in international investing.(SM)
--------------------------------------------------------------------------------
STEIN ROE
ADVISOR    Innovative solutions for growth and income investing.
--------------------------------------------------------------------------------
KEYPORT
[graphic   A leading provider of innovative annuity products.
 omitted]
--------------------------------------------------------------------------------
            Liberty's mutual funds are offered by prospectus through
                        Liberty Funds Distributor, Inc.

BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

--------------------------------------------------------------------------------
LIBERTY CALIFORNIA TAX-EXEMPT FUND ANNUAL REPORT
--------------------------------------------------------------------------------

[Graphic
 Omitted]  L I B E R T Y
           -----------------
                   F U N D S
           ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

           Liberty Funds Distributor, Inc. (C)1999
           One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
           www.libertyfunds.com
                                                   767-02/809E-0101 (3/01)01/483